Exhibit 99.2 Civista Bancshares, Inc. to Acquire Comunibanc Corp. January 10, 2022 1

Forward-Looking Statements This presentation may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements express management’s current expectations, estimates or projections of future events, results or long-term goals, and are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “may,” “will,” “would,” “could,” “should” or other similar expressions. All statements in this material speak only as of the date they are made, and we undertake no obligation to update any statement except to the extent required by law. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause actual results or performance to differ materially from those expressed in or implied by the forward-looking statements. Factors that could cause actual results or performance to differ from those discussed in the forward-looking statements include the risks identified from time to time in our public filings with the SEC, including those risks identified in “Item 1A. Risk Factors” of Part I of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as supplemented by any additional risks identified in the Company’s subsequent Form 10-Qs. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. 2

Additional Information ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION This investor presentation is being made with respect to the proposed transaction involving Civista and Comunibanc. In connection with the proposed transaction, Civista intends to file a registration statement on Form S-4 and other documents regarding the proposed transaction referenced in this investor presentation related to the proposed transaction with the Securities and Exchange Commission (“SEC”) to register the shares of Civista’s common stock to be issued to the shareholders of Comunibanc. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of Comunibanc in advance of its special meeting of shareholders to be held to consider the proposed transaction with Civista. Before making any voting or investment decision, the investors and shareholders of Comunibanc are urged to carefully read the entire proxy statement/prospectus when it becomes available and any other relevant documents to be filed with the SEC in connection with the proposed transaction, as well as any amendments or supplements to those documents, because they will contain important information about Civista, Comunibanc and the proposed transaction. Investors and shareholders of Comunibanc are also urged to carefully review and consider Civista's public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, proxy statements, Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Investors and shareholders of Comunibanc may obtain a free copy of Civista’s public filings with the SEC and the proxy statement/prospectus related to the proposed transaction (when available) through the website maintained by the SEC at www.sec.gov, or by directing a request to Civista Bancshares, Inc., 100 East Water Street P.O. Box 5016, Sandusky, Ohio 44870, Attn: Dennis G. Shaffer, President and Chief Executive Officer. PARTICIPATION IN THE SOLICITATION Civista, Comunibanc and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Comunibanc in connection with the proposed transaction. Information about the directors and executive officers of Civista and their ownership of Civista common stock is set forth in the proxy statement for Civista’s 2021 Annual Meeting of Stockholders, as filed with the SEC on Schedule 14A on March 15, 2021. Information about the directors and executive officers of Comunibanc their interests and the interests of other persons who may be deemed participants in the transaction will be set forth in the proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. NO OFFER OR SOLICITATION This investor presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. 3

CIVISTA BANCSHARES, INC.

Transaction Rationale

Significantly Accelerates Presence & Growth in Northwest Ohio	➢ Adds 7 branches in Northwest Ohio and $276 million in low-cost core deposits ➢ Comunibanc's ~60% loan-to-deposit ratio provides ample liquidity for Civista to accelerate its loan growth throughout Northwest Ohio, including the attractive Greater Toledo area ➢ Accomplishes Civista's strategic goal of having a significant presence in the top 5 MSAs in Ohio
Financially Attractive	➢ 10%-11% EPS accretion with fully phased-in cost saves ➢ Tangible book value earnback period of less than 3 years using the crossover method ➢ Efficient utilization of recent $75 million subordinated debt capital raise – ~50%/50% cash/stock consideration mix
Low Risk	➢ Civista's management team has a significant understanding and deep-rooted banking knowledge of the Northwest Ohio region ➢ Civista has been Comunibanc's provider of item processing services, network infrastructure support, e-mail services, tax form printing and web site hosting for nearly thirty (30) years ➢ Similar philosophies and expect to retain key personnel

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Transaction Highlights Comparable Nationwide (1) M&A Transactions Median Valuation in-line or below recent deals Price / TBV 1.52x 1.62x Core Deposit Premium 7.8% 9.4% EPS Accretion 10.5% 8.8% (A) Strong risk-adjusted EPS Seller Asset Size as % of 11% 20% (B) Buyer accretion Seller Risk-Adjusted EPS 1.0x 0.6x (A/B) (2) Accretion Comparable Share (3) Repurchase Attractive and strategic utilization of capital 2023E EPS Accretion 10.5% 6% Source: S&P Global Market Intelligence. 1. Nationwide bank M&A deals since 1/1/2019 with target assets between $300 million and $400 million. 3. Assumes a cash funded $23.1 million share repurchase is completed at $26.90 per share (5% premium to CIVB spot price as of 5 1/7/2022). Repurchase amount based on pro forma TCE/TA of 8.6%. 2. EPS Accretion divided by Seller Asset Size as % of Buyer.

Overview of The Henry County Bank

Pro Forma Branch Footprint


CBCZ
CIVB
Rapidly-growing Route 24 and I-75 corridor
Toledo
Fort Wayne
Cleveland
Akron
Youngstown
Lima
OHIO
Canton
Muncie
Newark
Wheeling
Columbus
Zanesville
Dayton
Indianapolis
INDIANA
Athens
Parkersburg

Company Highlights

- Headquartered in Napoleon, OH, approximately 35 miles southwest of downtown Toledo, OH
- Founded in 1936 and has been Henry County's #1 community bank for over 50 years
- 7 branch network that is well-positioned along the rapidly-growing Route 24 and I-75 corridor
- Comunibanc Corp. is the bank holding company for The Henry County Bank

2021 Q3 Financial Highlights ($ millions)

Total Assets	$329
Gross Loans	$165
Total Deposits	$276
Total Equity	$33
Tang. Common Equity / Tang. Assets	9.94%
NPAs (ex. Perf. TDRs) / Assets	0.26%

Valuable Core Deposit Franchise

- **~60% Loan / Deposit Ratio**
- **#1 Deposit Market Share in Henry County**
- **~30% of Portfolio Consists of Non-Interest Bearing Deposits**
- **2021 Q3 Total Cost of Deposits 22 bps**

Source: S&P Global Market Intelligence.

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CIVISTA BANCSHARES, INC.

Market Expansion in the Attractive Northwest Ohio Region

Market Overview

Northwest Ohio

- Northwest Ohio presents an attractive community banking market consistent with Civista's model
- Home to Ohio's 4th largest city of Toledo and a regional population of over 1.2 million people
- Attractive business climate and strategic location has fueled economic activity in recent years

Toledo, Ohio



$33.5B	#1	4th
2020 Total Real GDP for Toledo, OH MSA	Toledo Named No. 1 in the Nation Among Mid-Sized Cities for New Business Investment by Site Selection Magazine	Largest City in Ohio by Population

3-Year MSA Deposit Growth CAGRs



15.8%
13.5%
12.1%
12.1%
12.0%
11.7%
Columbus
Toledo
Akron
Cleveland
Cincinnati
Dayton

Second highest three year MSA deposit growth CAGR out of Ohio's six largest MSAs by deposits

Major Employers

Marathon Petroleum Corporation; amazon; O-I; The Andersons; Owens Corning; First Solar; Campbell's; welltower; ProMedica; BGSU; The University of Toledo; gm; Stellantis; Dana; La-Z-Boy

Source: S&P Global Market Intelligence; census.gov; fred.stlouisfed.org; toledo.oh.gov; toledoregion.com; rgp.org.

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Highly Attractive Funding Opportunity Acquired Balance Sheet Provides Significant Liquidity Toledo MSA Provides Civista with Another Large, in a Rising Rate Scenario Addressable Market to Grow Toledo, OH CIVB & CBCZ Loan-to-Deposit Ratio 2017 – 2021 YTD 2021 Total Deposits In Total Market Rank Market ($B) Share (%) Institution CBCZ CIVB 1 Huntington Bancshares Inc. (OH) 3.9 21.7 102% 2 Fifth Third Bancorp (OH) 3.7 20.5 99% 97% 94% 3 KeyCorp (OH) 2.7 15.2 82% 4 The PNC Finl Svcs Grp (PA) 1.2 6.8 5 Signature Bancorp Inc. (OH) 1.1 6.4 60% 60% 58% Top 5 12.6 70.7 55% 53% Total For Institutions In Market 17.8 100.0 ü $18 Billion Deposit Market ü Double Digit Annual Growth 2017 2018 2019 2020 2021YTD ü Dominated by National/Regional Banks ü Top 5 Players Have 71% Market Share ü Provides ample liquidity for Civista to deploy in the Toledo MSA and its other growth metro markets ‒ Provides strong opportunity for Civista to gain market share through its relationship banking focus ü Civista has a proven track-record of loan growth capabilities on small/mid-size commercial clients 1 with overall loan growth of 23% and an 8% CAGR since 2018 Source: S&P Global Market Intelligence. 8 1. Excludes PPP loans.

Proven Growth Oriented Banking Platform Experienced Acquirer Proven Ability to Grow in Newly-Entered Markets 1 1 Announcement Target Assets Target Assets Target CIVB’s Acquisition of United Community Bancorp Date ($MM) as % of Civista 9/11/2014 $105 9% § Announcement Date: 3/12/2018 3/12/2018 $546 36% § Completion Date: 9/14/2018 1/10/2022 $329 11% 2 ($MM) CIVB United Pro Forma Civista has significantly expanded its presence in higher Assets $1,526 $546 $2,072 growth markets via acquisitions (3) CBCZ CIVB Deposits located in Cincinnati MSA ($MM) UCB TCNB Legacy CIVB Acquisition of: $533 $392 Entrance into Cincinnati MSA At Announcement 2021 Source: S&P Global Market Intelligence. 1. At time of announcement. 9 2. Financial information as of December 31, 2017. 3. Deposit growth from June 30, 2018 to June 30, 2021.

Pro Forma Deposit Composition Dollar values in thousands CIVB CBCZ Pro Forma Company Deposit Type Balance % Total Deposit Type Balance % Total Deposit Type Balance % Total Transaction $900,154 37.0% Transaction $122,436 44.4% Transaction $1,022,590 37.7% Savings & MMDA 1,281,776 52.6% Savings & MMDA 80,375 29.1% Savings & MMDA 1,362,151 50.2% Retail CD's 131,329 5.4% Retail CD's 19,764 7.2% Retail CD's 151,093 5.6% Jumbo CD's 121,507 5.0% Jumbo CD's 53,414 19.4% Jumbo CD's 174,921 6.5% Total $2,434,766 100.0% Total $275,989 100.0% Total $2,710,755 100.0% Noninterest-Bearing $ 832,492 34.2% Noninterest-Bearing $ 83,582 30.3% Noninterest-Bearing $ 916,074 33.8% Loans / Deposit Ratio 79.2% Loans / Deposit Ratio 59.7% Loans / Deposit Ratio 77.2% Retail CD's Retail CD's Retail CD's Jumbo CD's 5.6% 5.4% 7.2% 19.4% Jumbo CD's Jumbo CD's Savings & Savings & 6.5% 5.0% MMDA MMDA 52.6% 50.2% Savings & MMDA Transaction 29.1% 44.4% Transaction Transaction 37.0% 37.7% Cost of Deposits: 0.16% Cost of Deposits: 0.22% Cost of Deposits: 0.17% Source: S&P Global Market Intelligence. As of September 30, 2021. Based on GAAP deposit data for both CIVB and CBCZ. 10 Note: Jumbo CD’s defined as time deposits greater than $100k.

Pro Forma Loan Composition

Dollar values in thousands

CIVB			CBCZ			Pro Forma Company		
Loan Type	**Balance**	**% Total**	**Loan Type**	**Balance**	**% Total**	**Loan Type**	**Balance**	**% Total**
1-4 Family	$430,363	22.3%	1-4 Family	$53,129	32.3%	1-4 Family	$483,492	23.1%
Multifamily	159,613	8.3%	Multifamily	16,790	10.2%	Multifamily	176,403	8.4%
CRE	922,010	47.8%	CRE	55,459	33.7%	CRE	977,469	46.7%
C&D	179,491	9.3%	C&D	11,812	7.2%	C&D	191,303	9.1%
C&I	185,852	9.6%	C&I	11,183	6.8%	C&I	197,035	9.4%
Consumer	11,790	0.6%	Consumer	12,971	7.9%	Consumer	24,761	1.2%
Other	38,218	2.0%	Other	3,326	2.0%	Other	41,544	2.0%
Total	**$1,927,337**	**100.0%**	**Total**	**$164,670**	**100.0%**	**Total**	**$2,092,007**	**100.0%**
CRE/Total Risk Based Capital [1]		**282.8%**	**CRE/Total Risk Based Capital [1]**		**159.4%**	**CRE/Total Risk Based Capital [1]**		**272.0%**



Multifamily 8.3%
1-4 Family 22.3%
CRE 47.8%
Other 2.0%
Consumer 0.6%
C&I 9.6%
C&D 9.3%



Multifamily 10.2%
1-4 Family 32.3%
CRE 33.7%
Other 2.0%
Consumer 7.9%
C&I 6.8%
C&D 7.2%



Multifamily 8.4%
1-4 Family 23.1%
CRE 46.7%
Other 2.0%
Consumer 1.2%
C&I 9.4%
C&D 9.1%

Yield on Loans: 4.52% | **Yield on Loans: 4.63%** | **Yield on Loans: 4.53%**

Source: S&P Global Market Intelligence. Bank level regulatory loan information shown for CIVB and bank level regulatory loan information shown for CBCZ as of September 30, 2021.

1. Bank level total risk based capital as of September 30, 2021 and CIVB is pro forma for recent $75 million subordinated debt issuance. Assumes $50 million of net proceeds are down streamed to the bank.

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CIVISTA BANCSHARES, INC.

Transaction Summary

Transaction Consideration	➢ $50.2 million in aggregate consideration[1,2] ➢ Fixed exchange ratio of 1.1888 CIVB shares and $30.13 in cash for each CBCZ share outstanding equating to $60.59 per share of CBCZ common stock[1] ➢ Consideration mix: 50% cash / 50% stock
Valuation and Impact	➢ 152% of CBCZ Price / Tangible Book Value as of September 30, 2021[1,2] ➢ 21.0x 2022E EPS[1] ➢ 10.2x 2022E EPS assuming fully phased-in cost savings[3] ➢ Core deposit premium of 7.8%[4] ➢ 10.5% EPS accretion for 2023 assuming fully phased-in cost savings ➢ 3.8% TBV dilution at closing, inclusive of both buyer and seller transaction costs ➢ Tangible book value earnback period of 2.9 years using the cross-over method ➢ ~20% IRR
Key Transaction Assumptions	➢ Estimated transaction closing in Q2 2022 ➢ One-time pre-tax transaction and integration expenses of $5.0 million ➢ Cost savings estimated at ~40% of CBCZ's non-interest expense base ($3.2 million pre-tax fully phased-in) ➢ 75% phased-in during 2022 and 100% thereafter (conversion is scheduled to occur in Q3 2022) ➢ Core deposit intangible of 0.75% (Amortized over a 10 year period using the sum of years digits method) ➢ Gross credit mark of 1.3% (Equal to reserves; 4.3x NPLs excluding TDRs) ➢ Loan interest mark-up of $3.0 million pre-tax, fixed asset mark-up of $1.0 million pre-tax and time deposit interest rate mark-up of $0.4 million pre-tax
Capital	➢ Remain well-capitalized under regulatory guidelines ➢ Pro forma TCE / TA ratio of ~8.6%
Board Seats	➢ CBCZ will receive one seat on the Civista Bank Board

1. Based on CIVB common stock closing price of $25.62 as of 1/7/2022.
2. Based on 828,504 CBCZ common shares outstanding.
3. Includes estimated fully-phased annual cost savings in first full year following transaction closing (2023).
4. Core deposits defined as total deposits less time deposits over $100k.

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Concluding Thoughts ü Adds meaningful scale and core deposits in the highly attractive Northwest Ohio region ü Provides platform to expand commercial lending opportunities in the highly attractive Greater Toledo market ü Double-digit EPS accretion and manageable TBV dilution and earnback period ü Pro forma metrics compare favorably to recent M&A transactions and alternative uses of excess capital ü Low-risk transaction with given long history between both management teams and planned retention of key employees 13

Contact Information Ø Civista Bancshares, Inc.’s common shares are traded on the NASDAQ Capital Market under the symbol “CIVB.” Ø Additional information can be found at: Ø www.civb.com Ø Dennis G Shaffer Ø Chief Executive Officer & President Ø dgshaffer@civb.com Ø Telephone: 888.645.4121 14

Thank You 15